Rule 497(d)

                                    FT 3157

               Supplement to the Prospectus Dated August 29, 2011

Notwithstanding anything to the contrary in the prospectus, certain of the Closed-End Funds included in the Trust's portfolio utilize structural leverage. While structural leverage often serves to increase the yield of a closed-end fund, this leverage also subjects the closed-end fund to increased risks, including the likelihood of increased volatility and the possibility that the closed-end fund's common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises.

September 9, 2011